UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 5, 2021, Omega Healthcare Investors, Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) relating to the Company’s existing Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”), under the Company’s existing universal shelf registration statement on Form S-3 (File No. 333-256084) filed on May 13, 2021. The Prospectus Supplement continues the offering of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”) under the Plan previously covered by a prospectus supplement filed January 2, 2020 under the Company’s universal shelf registration statement on Form S-3 (Registration No. 333-227148) filed on August 31, 2018 and expiring August 31, 2021, and prior thereto under a registration statement on Form S-3 (File No. 333-215424) filed January 4, 2017. The Plan is designed to provide the Company’s existing stockholders and interested new investors with a method of purchasing Common Stock and investing all or a percentage of their cash dividends in additional shares of Common Stock.

Attached as Exhibit 5.1 to this Current Report on Form 8-K is a copy of the opinion of Shapiro Sher Guinot & Sandler, P.A. regarding certain Maryland law matters, including the validity of the Common Stock offered pursuant to the Prospectus Supplement. Attached as Exhibit 8.1 to this Current Report on Form 8-K is a copy of the opinion of Bryan Cave Leighton Paisner LLP regarding certain tax matters in connection with the Prospectus Supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.
8.1	Opinion of Bryan Cave Leighton Paisner LLP
23.1	Consent of Shapiro Sher Guinot & Sandler P.A. (included in Exhibit 5.1)
23.2	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: August 5, 2021	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Assistant Secretary